                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) OCTOBER 4, 1999

                             MAS Acquisition VIII Corp.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-25881              35-2065470
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


    168 South Park Street, San Francisco, California          94107
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code      (415) 908-1000



         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on September 15, 1999 pursuant to the terms and conditions of a Stock Exchange Agreement (the "Agreement") dated September 15, 1999 between MAS Acquisition VIII Corp., an Indiana corporation (the "Company") and NetStaff, Inc., a Delaware corporation ("NTSF"), which provided for the merger of NTSF with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  The Company entered into the Agreement with NTSF on September 15, 1999, whereby NTSF agreed to merge into the Company and the Company is changing its name to NetStaff, Inc. Pursuant to the terms of the Agreement, each common share of NTSF is converted into 5.0943 common shares of the Company. A total of 1,669,505 shares of common share of NTSF was converted into 8,505,000 common shares of the Company. The common shares of the Company issued in connection with the conversion have not been registered under the Securities Act of 1933, as amended. In addition the Company has accepted the return of, and cancelled, 88,722,800 shares of Common Stock of the Company issued to Aaron Tsai.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

  The Company has changed its fiscal year end from March 31 to December 31 because of the merger transaction. The Company will file 10K-SB for the fiscal year ended on December 31, 1999.

  The Company's Articles of Amendment of the Articles of Incorporation has been approved and filed on September 1, 1999 increasing the number of authorized shares of common stock from 80,000,000 to 100,000,000 shares.

  The Company has effected a 11 for 1 forward split on September 9, 1999. In addition the Company has accepted the return of, and cancelled, 88,722,800 shares of Common Stock of the Company issued to Aaron Tsai. After issuing 1,669,505 shares of common stock to NTSF, the Company has a total of 13,500,000 shares of common stock issued and outstanding.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Agreement, the Company has accepted the resignation of Aaron Tsai, the Company's sole Director and Officer, as of September 15, 1999, and appointed Patrick Rylee as Director, President and Chief Executive Officer and Colin Childerley as Director,

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Audited financial statements of NetStaff, Inc. for the year ended December 31, 1997 and 1998.

    (ii) Unaudited financial statements of NetStaff, Inc. for the six month ended June 30, 1999.

   (iii) Unaudited combined financial statement of MAS Acquisition VIII Corp. and NetStaff, Inc. for the year ended December 31, 1997 and 1998. (To be filed by amendment)

                            NETSTAFF, INC.
                    (A Development Stage Company)


                          FINANCIAL REPORTS


                          DECEMBER 31, 1998

                           NETSTAFF, INC.
                     (A Development Stage Company)

                         DECEMBER 31, 1998




                             CONTENTS

                                                         PAGE

Independent auditors' report                               1


Financial statements:

    Balance sheet                                          2

    Statements of operations                               3

    Statements of shareholders' equity (deficiency)        4

    Statements of cash flows                               5


Notes to financial statements                              6-9


ARTHUR YORKES & COMPANY
     Certified Public Accountants
                      15 West 39 Street . New York, New York 10018

                                                212-764-8888
                                           FAX NUMBER 212-819-1465

                    INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
NetStaff, Inc.


We have audited the accompanying balance sheet of NetStaff, Inc. (a development stage company) as of December 31, 1998, and the related statements of operations, stockholders' equity, and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 5 to the financial statements, the Company is actively engaged in obtaining outside sources of additional financing.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of NetStaff, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the two years then ended, in conformity with generally accepted accounting principles.

The June 21, 1996 (inception) to December 31, 1998 financial statements were compiled by us in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                                      /s/ Arthur Yorkes & Company

May 27, 1999

                         NETSTAFF, INC.
                 (A Development Stage Company)

                        BALANCE SHEET

                      DECEMBER 31, 1998

                           ASSETS

Current assets:
    Cash                                      $    330
    Prepaid expenses                             9,000
                                              --------
        Total current assets                     9,330
                                              --------
Fixed assets (at cost):
    Computer equipment                          41,275
    Proprietary software                       132,609
    Furniture and equipment                     15,141
    Leasehold improvements                       7,774
                                              --------
                                               196,799

    Accumulated depreciation                     9,170
                                              --------
                                               187,629
Trademarks, net of amortization                  5,850
                                              --------
                                               193,480
                                              --------
                                              $202,809
                                              ========

        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable and other liabilities    $189,445

Notes payable                                  161,000
                                              --------
        Total liabilities                      350,445
                                              --------
Shareholders' equity (deficiency):
    Preferred stock $.001 par value,
     5,000,000 shares authorized: Series A
     35,000 shares issued and outstanding       35,000
    Common stock $.001 par value,
     authorized 15,000,000 shares,
     1,449,745 issued and outstanding            1,449
    Additional paid-in-capital - common stock  558,807
Deficit accumulated during the development
stage                                         (742,892)
                                              --------
                                              (147,636)
                                              --------
                                              $202,809
                                              ========

     See notes to financial statements.   2

                       NETSTAFF, INC.
              (A Development Stage Company)

                 STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31,

                                                        June 21, 1996
                                                        (Inception) to
                                                         December 31,
                                  1998          1997        1998
                                --------     --------   --------------
                                                         (Compiled)
Income                          $ 10,600     $  5,000     $ 15,600
                                --------     --------   ----------

Expenses:
   Payroll and payroll taxes      83,650      160,910      280,506
   Advertising and promotional     2,388       26,713       58,026
   Communications                 21,375       31,429       58,807
   Consulting/advisors            30,172          250       32,422
   Corporate taxes                    60        1,475        1,535
   Depreciation and amortization   9,588            -        9,588
   Equipment                      10,149       14,239       26,175
   Insurance                         796        1,025        2,816
   Interest expense               12,576            -       12,576
   Office and other expenses      10,147       34,306       49,303
   Professional fee               17,563       58,992       84,077
   Rent                           54,209       53,523      127,889
   Repairs and maintenance           337        6,100        6,437
   Travel and entertainment        7,061       16,072       25,621
   Utilities                       1,200        3,197        4,397
                                --------     --------   ----------
        Total expenses           261,271      408,231      780,175
                                --------     --------   ----------
Loss before other income and
expenses                        (250,671)    (403,231)    (764,575)

Office sub-lease income           21,683            -       21,683
                                --------     --------   ----------
Net loss                       $(228,988)   $(403,231)   $(742,892)
                               =========    =========    =========

     See notes to financial statements.   3

                             NETSTAFF, INC.
                      (A Development Stage Company)

            STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)

                      FOR THE YEARS ENDED DECEMBER 31,

                    Preferred Stock              Common Stock
                  ------------------   -------------------------------
                                                         Additional
                   Shares            Shares      Par      Paid-in-
                   Issued  Amount    Issued     Value     Capital    Deficit
                  ------- ---------  -------  ---------  ---------  ---------
Balance, January
1, 1997           35,000  $  35,000  890,379  $     890  $       -  $(110,674)


Net loss for the
year ended
December 31, 1997      -          -        -          -          -    (403,230)

                 -------  ---------  -------  ---------  ---------   ---------
Balance, December
31, 1997          35,000     35,000  890,379        890          -    (513,904)


Net loss for the
year ended
December 31, 1998      -          -        -          -           -    (228,988)


Common stock
subscribed for         -          -        -          -           -           -


Common stock
issued                 -          -  559,366        559     558,807           -

                 -------  --------- --------- ---------   ---------   ---------
Balance, December
31, 1998          35,000  $  35,000 1,449,745 $   1,449    $558,807   $(742,892)
                 =======  ========= ========= =========    ========   ==========

     See notes to financial statements.   4

                                NETSTAFF, INC.
                        (A Development Stage Company)

                          STATEMENTS OF CASH FLOWS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 June 21, 1996
                                                                 (Inception) to
                                                                  December 31,
                                        1998           1997          1998
                                                                   (Compiled)
                                   -----------    -----------    ------------
Cash flows from operating
activities:
   Net loss                        $  (228,988)   $  (403,229)   $  (742,892)
                                   -----------    -----------    ------------
   Adjustments to reconcile net
    loss to net cash used in
    operating activities:
      Depreciation and amortization      9,588              -          9,588
      (Increase) decrease in prepaid
      expenses	                           540         (8,240)        (9,000)
      Increase in accounts payable     111,303         36,507        189,446
                                   -----------    -----------    ------------
          Total adjustments            121,431         28,267        190,034
                                   -----------    -----------    ------------
       Net cash used in operating
       activities                     (107,557)      (374,962)      (552,858)
                                   -----------    -----------    ------------

Cash flows from investing activities:
    Acquisition of fixed assets           (238)      (144,874)      (196,799)
    Acquisition of trade marks               -         (6,269)        (6,269)
                                   -----------    -----------    ------------
       Net cash used in investing
       activities                         (238)      (151,143)      (203,068)
                                   -----------    -----------    ------------

Cash flows from financial activities:
   Increase (decrease) in notes and
   loans payable                      (451,286)       528,198        161,000
   Issuance of preferred stock               -              -         35,000
   Issuance of common stock                559              -          1,449
   Paid-in-capital, common             558,807              -        558,807
                                   -----------    -----------    ------------
       Net cash provided by
       financing activities            108,080        528,198        756,256
                                   -----------    -----------    ------------

Net increase in cash and cash
equivalents                                285          2,093            330

Cash and cash equivalents at
beginning of year                           45         (2,048)             -
                                   -----------    -----------    ------------
Cash and cash equivalents at
end of year                        $       330    $        45    $       330
                                   ===========    ===========    ============

     See notes to financial statements.   5

                             NETSTAFF, INC.
                      (A Development Stage Company)

                      NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998





1.	Summary of significant accounting policies:

Business activity:

NetStaff, Inc. (the Company) is engaged in the business of providing an Internet-based multiple listing service for the professional staffing industry.

Equipment and improvements:

Equipment and improvements are carried at cost. Depreciation is computed under straight-line methods principally over seven years. Expenditures for major improvements that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Cash and cash equivalents:

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.	Income taxes:

The Company has available net operating loss carryforwards of approximately $743,000 for tax purposes to off-set future taxable income. Estimated deferred tax assets relating to these net operating losses have been fully reserved by valuation allowances because of the uncertainty of realization through future income and the possibility of future changes in ownership which, under the Internal Revenue Service Code, could limit these carryforwards.

                              NETSTAFF, INC.
                      (A Development Stage Company)

                      NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1998



3.	Commitment:

The Company is obligated under a net lease for its office location. The lease expires May 31, 2002.

The minimum lease payments under the above lease are as follows:


     Year Ended
     December 31,          Amount
     ------------      -----------
        1999           $    49,400
        2000                51,800
        2001                54,200
        2002                23,000
                       -----------
                       $   178,400
                       ===========

Rent and related expenses amounted to $54,209 and $53,093 for the years ended December 31, 1998 and 1997.

The Company has sublet a portion of the premises to an outside non-related company. The lease expires October 31, 1999. The annual rental approximates $97,200. An amount of $24,300 of rental income for 1999 has been received and is recorded as a liability in the financial statements. The sub-rental income for 1998 amount to $21,683.


4.	Legal proceedings:

The Company has been named as a defendant in a breach of contract action, seeking $21,000 plus punitive damages. The Company has answered the compliant and made cross-claims against the plaintiff. The action has not proceeded further with respect to the Company. The Company has not accrued any amounts in its financial statements at December 31, 1998, relating to the action.

                                NETSTAFF, INC.
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1998





4.	Legal proceedings:  (continued)

The Company was a defendant in a trademark action, which was settled in August 1998. As part of the settlement agreement, inter alia, the Company will issue a promissory note in the principal amount of $10,000, and will be declared the owner of all right, title and interest in the trademark "NetStaff". With respect to its financial statements at December 31, 1998 the Company has not accrued any amount respecting this promissory note.


5.	Acquiring outside financing:

The Company is actively engaged in negotiations to obtain additional financing of its activities and expects to conclude an agreement on such financing shortly.


6.	Long-term debt:

The Company is obligated under various notes payable for $161,000 at various interest rates of between 6% and 10%. These notes all are due January 1, 2003. Interest has been accrued through December 31, 1998. The notes may be convertible into securities of the Company in the event of a qualifying financing (an equity investment in the Company, excluding convertible notes, warrants, options or other instruments convertible into equity, of at least $500,000) at a price equal to sixty percent (60%) of the purchase price paid by other investors in the qualifying financing.


7.	Software development cost:

The Company has capitalized software development costs totaling $196,000. The Company will start to depreciate these costs once operation have commenced.

                                NETSTAFF, INC.
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1998





8.	Stockholders' equity:

The components of stockholders' equity are as follows:

Preferred stock, Series A, consists of 7-1/2% non-cumulative preferred stock of $.001 par value with a liquidation value at $1.00. There are 35,000 shares authorized issued and outstanding.

The Series A preferred shares are convertible into common stock, par value $0.001 per share, of the Company at a ratio of 1:1.

The Series A, preferred shareholders are entitled to one vote for each share of common stock into which such Series A preferred stock could be converted.

                                NETSTAFF, INC.
                       (A Development Stage Company)

                          STATEMENT OF OPERATIONS

            FOR THE PERIOD FROM JANUARY 1, 1999 TO JUNE 30, 1999

                 Income
                   Rent Income from Sub-lease         $ 14,190
                                                      --------
                     Total Income                       14,190
                                                      --------
                 Expenses:
                   Professional fees                    18,866
                   Consulting/Advisors                  12,500
                   Office and other expenses             3,742
                   Equipment and related                 1,510
                   Communications                        6,440
                   Facilities                           14,393
                                                      --------
                     Total Expense                      57,451
                                                      --------
                 Loss before other income and expenses (43,261)

                 Interest Expense                        1,046
                                                      --------
                 Net loss                             $(44,307)
                                                      ========

                                NETSTAFF, INC.
                        (A Development Stage Company)

                                BALANCE SHEET

                                JUNE 30, 1999

                                    ASSETS
                Current assets:
                  Cash                               $   (458)
                  Prepaid Expenses                      9,000
                                                     --------
                        Total Current Assets            8,542
                                                     --------
                Fixed assets (at cost):
                  Fixed Assets                        187,629
                  Trademarks, net of amortization       5,851
                                                     --------
                Total assets                         $202,022
                                                     ========
                              LIABILITIES & EQUITY

                Current liabilities
                  Trade payables                     $182,298
                  Accruals                              8,700
                  Other liabilities                    24,300
                                                     --------
                    Total current liabilities         215,298
                                                     --------
                Long term liabilities
                  Notes payable                       178,668
                                                     --------
                    Total long term liabilities       178,668
                                                     --------
                Total liabilities                     393,966
                                                     --------
                Shareholders' equity (deficiency):
                  Preferred stock $.001 par value,
                   5,000,000 shares authorized:
                   Series A 35,000 shares issued and
                   outstanding                         35,000
                  Common stock, $.001 par value,
                   authorized 15,000,000 shares,
                   1,449,745 issued and outstanding     1,449
                  Additional paid-in-capital -
                  common stock                        558,807
                  Retained Earnings                  (742,892)
                  Net Income                          (44,307)
                Total Equity                         (191,943)
                                                     --------
              Total liabilities & shareholders'
              equity                                 $202,023
                                                     ========

                               NETSTAFF, INC.

                  PROFORMA CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)






The following unaudited proforma condensed balance sheet at December 31, 1998 and the unaudited proforma condensed statement of operations for the year ended December 31, 1998 are presented to reflect the effects of the agreement between MAS Acquisition VIII Corp. ("MAS") and NetStaff, Inc. ("NTSF") on September 15, 1999 whereby:

(A) NTSF agreed to merge into MAS, with MAS as the surviving company.

(B) MAS affected an 11 for 1 forward split of its outstanding shares.

(C) MAS accepted the return and cancelled 88,722,800 shares of its common stock.

(D) A total of 1,669,505 shares of NTSF were converted into 8,505,000 shares of MAS.

(E) MAS is to change its name to NetStaff, Inc.


The proforma financial statements include the statements of NTSF as of December 31, 1998 and for the year then ended and the statements of MAS as of March 31, 1999 and for the year then ended.

The unaudited proforma condensed balance sheet assumes all of the above transactions occurred as of December 31, 1998. The unaudited proforma condensed statement of operations assumes all of the above transactions had occurred January 1, 1998.

These proforma condensed financial statements should be read in conjunction with its notes to proforma unaudited condensed financial statements, and the financial statements of MAS and NTFS and the related notes thereto. The proforma information should be read in conjunction with the other financial information included in the Form 8K.

The proforma condensed financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had the transactions occurred on January 1, 1998 nor does it purport to represent the future financial position or future operations of NTSF.

                               NETSTAFF, INC.

             NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)

                   FOR THE YEAR ENDED DECEMBER 31, 1998





(A) To record the conversion of preferred stock of NTSF into common shares at 1 to 1.


(B) To record the conversion of MAS shares outstanding pursuant to a 11 for 1 forward split and the subsequent cancellation of shares:

 	Shares:	Outstanding prior to forward split    8,519,800
                                                     -----------
       	        Shares converted at 11 to 1          93,717,800
                Shares cancelled                     88,722,800
                                                     -----------
                Remaining outstanding shares          4,995,000
                                                     ===========

                Par value                           $     4,995

                Previously recorded                         111
                                                     -----------
                                                    $     4,884
                                                     ===========

(C) To record conversion of notes payable of $161,000 into 134,167 common shares of NTSF.

(D) To record issuance of 50,593 shares of common stock of NTSF issued in April 1999 to June 1999 for services and cash.

(E) To record conversion of 1,669,505 NTSF common shares into 8,505,000 common shares of MAS.

                 Common shares received            8,505,000
                 Common shares converted          (1,669,505)
                                                  -----------
                                                   6,835,495

                 Par value                       $     6,835
                                                  ==========

                              NETSTAFF, INC.
                     PROFORMA  CONDENSED BALANCE SHEET
                               (UNAUDITED)
                            December 31, 1998


              	 MAS ACQUISITION  NETSTAFF, INC.    PROFORMA         TOTAL
                   VIII CORP                       ADJUSTMENTS
                ---------------  ----------------  -----------    ----------

ASSETS


Cash and cash     $        -  	$       330   D	  $   35,000  	  $   35,330
equivalents

Prepaid expenses           -          9,000                -           9,000

Property and               -   	    187,629                -         187,629
equipment, net

Intangible                45          5,850                -           5,850
assets,net of
amortization
                  -----------   -----------       ----------      ----------
                 $        45    $   202,809       $   35,000      $  237,854
                  ===========   ===========       ==========      ==========


LIABILITIES AND STOCKHOLDER'S EQUITY


Accounts payable $         -    $   189,445    	 $        -       $  189,445
and other
liabilities

Notes payable              -        161,000   C     (161,000)              -
                  -----------   -----------       ----------      ----------
                           -   	    350,445         (161,000)        189,445

Stockholders' equity

Preferred stock	           -   	     35,000   A      (35,000)              -
                                              B

Common Stock           	 111          1,449   A           35          13,499
                                              B        4,884
                                              C          134
                                              D           51
                                              E        6,835

Additional                          558,807   A       34,965         817,868
paid-in capital                               B       (4,884)
                                              C      160,866
                                              D       74,949
                                              E       (6,835)

Defict accumulated       (66)      (742,892)  D      (40,000)       (782,958)
during development
stage
                  -----------   -----------       ----------      ----------
                          45       (147,636)         196,000          48,409
                  -----------   -----------       ----------      ----------
                 $        45    $   202,809       $   35,000      $  237,854
                  ===========   ===========       ==========      ==========

                               NETSTAFF, INC.
                  PROFORMA  CONDENSED STATEMENT OF OPERATIONS
                                (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1998

              	 MAS ACQUISITION  NETSTAFF, INC.    PROFORMA
                   VIII  CORP                     ADJUSTMENTS       TOTAL
                (March 31, 1999)
                ----------------  -------------   -----------     ----------
Revenues          $         -    $   10,600                -      $   10,600

Sublet income               -        21,683                -          21,683
                  -----------    ----------         --------      ----------
                            -        32,283                -          32,283

General and                30       261,271      D    40,000         301,301
administrative
expenses
                  -----------    ----------         --------      ----------
Net loss          $       (30)	 $ (228,988)        $(40,000)     $ (269,018)
                  ===========    ==========         ========      ==========

Net loss per share     	(0.00)            -                -           (0.02)

Weighted average    8,514,025  	          -                -      13,500,000
shares            -----------    ----------         --------      ----------
outstanding

(b) Exhibits


   Exhibit Number             Description

          2.0              Stock Exchange Agreement

          3.0              Articles of Amendment

          3.1              Articles of Merger

         99.0              Consent of Independent Auditors


Date:    October 4, 1999

                                     NetStaff, Inc.


                                     By: /s/ Patrick Rylee
                                        --------------------------------
                                         Patrick Rylee, President, CEO
                                         and Director


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EXHIBIT 2.0

                            STOCK EXCHANGE AGREEMENT

         THIS AGREEMENT is made this 15 day of September, 1999, by and between MAS Acquisition VIII Corp., a Indiana corporation ("MAS") and NetStaff, Inc., a Delaware corporation ("NETS").

                                    RECITALS

         WHEREAS, MAS and NETS propose to merge pursuant to this Agreement, which provides for the exchange and conversion of all the outstanding capital stock of NETS into shares of MAS and the merger of NETS with and into MAS with MAS as the surviving corporation, pursuant to the applicable laws of Delaware and Indiana;

         NOW, THEREFORE, in consideration of the foregoing and in reliance on the representations, warranties, agreements, premises and mutual covenants herein contained, and for other good and value consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND SALE.

         Section 1.1 AGREEMENT TO PURCHASE AND EXCHANGE. NETS shall assign, transfer and convey unto MAS, and MAS shall acquire all of the NETS Shares in a tax free reorganization. Pursuant to this plan of merger and stock exchange agreement hereinafter agreed upon between the parties, NETS shall be merged with and into MAS and the separate corporate existence of NETS shall thereupon cease to exist, pursuant to Articles of Merger meeting the requirements of
Section 252 of the Delaware General Corporation Law, as amended, and the applicable Indiana corporate law, as appropriate, which shall be properly executed and filed promptly after the Closing Date. MAS shall be the surviving corporation in the merger. The Articles of Merger shall provide for a change of MAS' name to "NetStaff, Inc." or such other name as the parties may determine. In addition, the parties shall name Patrick Rylee as CEO and President of the surviving corporation. The parties agree that the Board of Directors of the surviving corporation, immediately after the Closing shall be a maximum of four (4) directors and that of those directors, the now existing shareholders of NETS shall have the right to elect two (2) directors and MAS shall have the right to elect two (2).

         Section 1.2 PURCHASE PRICE. The aggregate purchase price for the NETS Shares (the "Purchase Price") shall be 8,505,000 MAS Shares.
At the Closing, there shall be 1,669,505 shares of the common stock of NETS issued and outstanding and 13,500,000 shares of the common stock of MAS issued and outstanding. At the Closing, the issued and outstanding shares of the common stock of NETS shall be converted into and exchanged for 8,505,000 shares of common stock of MAS so that each issued and outstanding share of NETS shall be converted into 5.0943 shares of MAS' common stock. The shares of common stock to be issued to holders of NETS common stock shall be restricted shares within

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the meaning of the Securities and Exchange Commission Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), and, accordingly, the certificate or certificates representing such shares shall bear a restrictive legend in accordance with the requirements of Rule 144.

         Section 1.3 CLOSING. The closing of the transaction contemplated in this Agreement (the "Closing") shall take place at the offices of MAS, 1710 E. Division St., Evansville, Indiana 47711 on or around the date first written above or at such other date, time or place as shall be mutually acceptable to the parties (the "Closing Date").

         Section 1.4 TRANSACTIONS AND DOCUMENTS AT AND AFTER CLOSING.

                 (a) At the Closing, NETS shall deliver to MAS certificates representing 1,669,505 shares of NETS, duly endorsed for transfer.

                 (b) At the Closing, MAS shall deliver to NETS MAS' certificate or certificates for shares of MAS' common stock issued in the names of NETS shareholders individually, allocated in proportion to their respective holdings NETS Shares, calculated as set forth hereinabove, and bearing an appropriate legend restricting transfer except as permitted under Rule 144 of the Securities and Exchange Commission, promulgated under the Securities Act of 1933, as amended.

                 (c) From time to time and at any time, at MAS' request, whether on or after the Closing Date, and without further consideration, NETS shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient, in the reasonable opinion of MAS, to transfer and convey to MAS, all of its right, title and interest in and to the NETS Shares, free and clear of any lien or adverse claim.

                 (d) From time to time and at any time, at NETS' request, whether on or after the Closing Date, and without further consideration, MAS shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient in the reasonable opinion of NETS, to transfer and convey to NETS, all of its right, title and interest in and to the MAS Shares free and clear of any lien or adverse claim.

2.    ADDITIONAL AGREEMENTS.

      Section 2.1 MAS' ACCESS AND INSPECTION. NETS has allowed and shall allow MAS and its authorized representatives full access during NETS' normal business hours from and after the date hereof and prior to the Closing Date to all of NETS' properties, books, contracts, commitments and records for the purpose of making such investigation as MAS may desire, and NETS shall

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furnish MAS such information concerning NETS' affairs as MAS may request. NETS has caused and shall cause NETS' personnel to assist MAS in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of NETS to be reasonably available to MAS for such purposes.

      Section 2.2 NETS' ACCESS AND INSPECTION. MAS shall allow NETS and its authorized representatives access during MAS' normal business hours from and after the date hereof and prior to the Closing Date to such of MAS' properties, books, contracts, commitments and records as NETS may reasonably request for the purpose of determining the financial condition of MAS. MAS shall cause
MAS' personnel to assist NETS in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of MAS to be reasonably available to NETS for such purposes.

      Section 2.3 COOPERATION. The parties shall cooperate fully with each other and with their representatives, counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement, and will use their best efforts to consummate the transactions contemplated hereby and fulfill their obligations hereunder.

      Section 2.4 EXPENSES. All of the expenses incurred by MAS in connection with the authorization, preparation, execution and performance of this Agreement by MAS, including without limitation all fees and expenses of agents, representatives, counsel and accountants for MAS, shall be paid by MAS. All expenses incurred by NETS in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation all fees and expenses of agents, representatives, counsel and accountants, shall be paid by NETS.

      Section 2.5 BROKERS. Each party hereto jointly and severally represents and warrants that no broker or finder other than MAS Financial Corp. has acted on its behalf in connection with this Agreement or the transactions contemplated herein and each party shall indemnify the other and save it harmless from any claim or demand for commission or other compensation by any broker or finder claiming to have been employed by or on behalf of such party.





	Section 2.6 REGISTRATION RIGHTS..

        (a)	If MAS shall determine to register any of its securities for the account of a securityholder or holders other than in a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145

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transaction, or a registration on any registration form that does not permit secondary sales, MAS will (i) promptly give to each person who is a holder of its common stock at the effective date notice and (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registerable Securities of such securityholder as requested, such request to be made in writing and received by MAS within twenty (20) days after MAS delivers its notice of the proposed registration. Such request may specify all or part of the holder's Registerable Securities. As used herein, the term "Registerable Securities" means shares of MAS's common stock issued or issuable to a holder as of the Closing and any common stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in this section, except that Registerable Securities shall not include any shares of common stock previously registered or which have been sold to the public pursuant to a registration statement or an offering under
Section 3(b) of the Act, or which may be sold under Rule 144(k).

        (b)	At the time of the registration, MAS and a registering
securities holder shall enter into mutual indemnification agreements of the kind normally provided in an underwriting.

        (c)	If any securities held by selling shareholders cannot be
included in a registration as a result of limitations of the aggregate number of shares of Registerable Securities that may be so included, the number of shares of Registerable Securities that may be included shall be allocated among the holders requesting inclusion of shares pro rata on the basis of the number of shares of Registerable Securities, provided that such allocation shall not operate to reduce the aggregate number of Registerable Securities that may be included in such registration if any holder does not request inclusion of the maximum number of shares of Registerable Securities allocated to him pursuant to the procedure described in this section, and the remaining portion of his allocation shall be reallocated among those requesting holders whose allocation did not satisfy the request pro rata on the basis of the number of shares of Registerable Securities which will be held by such holders and selling shareholders.

        (d)	Notwithstanding the obligations of MAS to register shares, MAS shall have no such obligation to any shareholder in the event that it is advised by its underwriter or other selling agent that the underwriter is not willing to register shares held by any proposed selling shareholder by reason of market conditions or any other reason relating to the primary obligation of such underwriter or agent to sell the shares of MAS, its being the intention of the parties that MAS's ability to sell all of the shares that it wishes to sell pursuant to any registration statement shall be paramount to, and shall supersede, the rights of any shareholder provided in this Section 2.6.

3.    REPRESENTATIONS AND WARRANTIES OF NETS.

      NETS represents, covenants and warrants to MAS as follows:

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      Section 3.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. NETS is a
corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. NETS is duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse affect on it. NETS has delivered to MAS or its counsel true and correct copies of the articles of incorporation and by-laws of NETS, together with any amendments thereto.

      Section 3.2 SHARES OF STOCK. All issued and outstanding shares of capital stock of NETS have been duly authorized and validly issued and are fully paid and nonassessable. NETS has twenty (20) million shares of stock authorized, fifteen (15) million of which is designated as common stock, par value $0.001 per share, and five (5) million of which is designated as preferred stock, par value $0.001 per share, out of which 35,000 shares were been designated and issued as Series A Preferred Stock, par value $0.001 per share. The Series A Preferred Stock has been converted into shares of common stock. Thus, there are presently 1,669,505 shares of common stock issued and outstanding. There is no other class of capital stock, subscription, option, warrant, call, right, contract, commitment, understanding or arrangement relating to the issuance, sale or transfer by NETS of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

 	Section 3.3 AUTHORITY. NETS has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to MAS in connection herewith. All actions required to be taken by NETS to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of NETS. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of NETS, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of NETS' properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which NETS is a party, or by which NETS or its properties may be bound or affected or
(3) violate any order, writ, injunction, decree, judgment,

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or ruling of any court or governmental authority specifically applicable to
NETS or any of its properties.

      Section 3.4 NO VIOLATION. To the best knowledge of NETS, NETS has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal, state or local rule, regulation, code or law, the failure to comply with which could reasonably be expected to affect materially and adversely, the business operations of NETS. Except as set forth on Schedule 3.4, NETS has not received any notice of any such default or violation.

      Section 3.5 LICENSES AND RIGHTS. NETS possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on Schedule 3.5.

      Section 3.6 CONSENTS. Except as set forth on Schedule 3.6 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by NETS for the authorization of this Agreement or the consummation by NETS of the transactions contemplated hereby.

      Section 3.7 NO DEFAULTS. Except as referred to in this Section, to the best knowledge of NETS, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any material obligation of NETS under the terms of any material indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract referred to in Section 3.17, to which NETS is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto which could reasonably be expected to affect, materially and adversely, the business operations of NETS.

      Section 3.8 FINANCIAL STATEMENTS. MAS has been furnished with audited financial statements of NETS for the period ended December 31, 1998 and unaudited statements for the period January 1, 1999 - June 30, 1999 (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles and present fairly and accurately the information set forth therein.

      Section 3.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
3.9 hereto, since December 31, 1998, NETS has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of

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operations, assets, liabilities, properties, business or prospects of NETS nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of NETS.

      Section 3.10 FACILITIES AND EQUIPMENT. The personal property owned or leased by NETS at its facility for the operation of, or used in, its business is in its possession or under its control and is adequate for the operation of such business as presently conducted.

      Section 3.11 TITLE TO ASSETS. Except as set forth on Schedule 3.11 or in the Financial Statements, NETS has good, valid and marketable title to all of its real property and leasehold estates and good and valid title to all of its other assets (tangible and intangible), including, but not limited to, all leasehold improvements and equipment and all other properties and assets reflected or required to be reflected in the Financial Statements and all properties and assets purchased or leased by it since the dates of such Financial Statements (except for properties and assets so reflected or required to be reflected which have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever. Except as set forth on Schedule 3.11, NETS enjoys peaceful and quiet possession of its properties and assets pursuant to or by all of the deeds, bills of sale, leases, licenses and other agreements under which it is operating its business.

      Section 3.12 ABSENCE OF UNDISCLOSED LIABILITIES. NETS does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 3.12 hereof which could reasonably be expected to affect, materially and adversely, the business operations of NETS.

      Section 3.13 LITIGATION. Schedule 3.13 hereof sets forth a list of all administrative or judicial proceedings to which NETS is a party. Except as set forth on Schedule 3.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of NETS, threatened against or relating to NETS which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of NETS.

      Section 3.14 PATENTS AND TRADEMARKS.

      (a) Except as set forth on Schedule 3.14(a), NETS does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by NETS are listed on Schedule 3.14 hereof and, to the extent indicated therein, have been duly registered with the states of

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the United States or the corresponding offices of other countries. Except as set forth on Schedule 3.14, NETS is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 3.14.

         (b) Except as set forth on Schedule 3.14(b) hereof, NETS has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.


         (c) Except as set forth on Schedules 3.14(a) and 3.14(b), there no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of NETS in respect thereof.

      Section 3.15 EMPLOYEE BENEFITS.

         (a) All of the employee benefit plans maintained by NETS (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

         Section 3.16 TAXES AND TAX RETURNS. As of the Closing, NETS will have duly filed all income, franchises and other tax returns and reports required to be filed by it and has duly paid or made provisions for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns. NETS has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against NETS with respect to any period ending on or before the Closing Date for which NETS has not made adequate provisions.

         Section 3.17 CONTRACTS. NETS has heretofore furnished to MAS or its counsel true and complete copies of all contracts and agreements and NETS has complied with the obligations pertaining to it contained in such Contracts, is not in default thereunder and nor will the consummation of the transactions contemplated by this Agreement result in such a default. All such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

      Section 3.18 COLLECTIVE BARGAINING AGREEMENTS. There are no collective

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bargaining agreements with any labor organization to which NETS is a party. The relations of NETS with its employees are good and there are no impending labor difficulties.

      Section 3.19 INSURANCE. NETS has no insurance policies currently in place.

      Section 3.20 REAL PROPERTY. Schedule 3.20 hereof sets forth a true and complete list of the real property leases to which NETS is a party. NETS has heretofore furnished to MAS or its counsel true and complete copies of such real estate leases which are in good standing and in full force and effect for the leased term thereof.

      Section 3.21 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by NETS under this Agreement or in any certificate, schedule or other document furnished to be furnished to MAS or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.


4.    REPRESENTATIONS AND WARRANTIES OF MAS.

      MAS represents, covenants and warrants to NETS as follows:

      Section 4.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. MAS is a corporation duly organized, validly existing and in good standing under the laws of Indiana and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. MAS is a reporting company under the Securities Exchange Act of 1934, as amended and is, duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse effect on it. MAS has delivered to NETS or its counsel true and correct copies of the articles of incorporation and by-laws of MAS, together with any amendments thereto.

      Section 4.2 SHARES OF STOCK. MAS has authorized 100,000,000 shares of common stock of which there are presently issued and outstanding 13,500,000 shares of common stock. After the Closing, MAS will have 13,500,000 shares of common stock issued and outstanding . MAS agrees to acquire all of the issued and outstanding stock of NETS, or 1,669,505 shares of Common Stock ("NETS Shares") for 8,505,000 shares of common stock of MAS ("MAS Shares") by exchanging 5.09432 MAS Share for each NETS Shares. MAS has authorized 20,000,000 shares of preferred stock. None of the 20,000,000 shares of preferred stock is issued and outstanding. All issued and outstanding shares of capital stock of MAS have been duly authorized and validly issued and are fully paid and nonassessable. There is no

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subscription, option, warrant, call, right, contract commitment, understanding or arrangement relating to the issuance, sale or transfer by MAS of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument. By the Closing, the MAS shares to be issued to NETS and its shareholders on the consummation of the transactions contemplated hereunder will be exempt from registration under the Act pursuant to Section 4(2) thereof, and shall have been exempt or registered or qualified under the applicable state securities or blue sky laws for issuance. Such shares, when issued in accordance with the terms of this Agreement, will be fully paid and non-assessable.

      Section 4.3 - AUTHORITY. MAS has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to NETS in connection herewith. All actions required to be taken by MAS to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of MAS. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of MAS, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of MAS' properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which MAS is a party, or by which MAS or its properties may be bound or affected or (3) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to MAS or any of its properties.

      Section 4.4 NO VIOLATION. Except as set forth on Schedule 4.4, to the best knowledge of MAS, MAS has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal state or local rule, regulation, code or law nor has MAS been given notice of any such default or violation.

      Section 4.5 LICENSES AND RIGHTS. MAS possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all

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locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on Schedule 4.5.

      Section 4.6 CONSENTS. Except as set forth on Schedule 4.8 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by MAS for the authorization of this Agreement or the consummation by MAS of the transactions contemplated hereby.

      Section 4.7 NO DEFAULTS. Except as set forth on Schedule 4.7, to the best knowledge of MAS, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any obligation of MAS under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on
Schedule 4.17, to which MAS is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 4.8 FINANCIAL STATEMENTS. NETS has been furnished with audited financial statements of MAS for the year ended December 31, 1998, (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and as of their date of issuance were or will be true, correct and complete all material respects and present fairly and accurately the information set forth therein.

      Section 4.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
4.9 hereto, since December 31. 1998, MAS has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of MAS nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of MAS.

         Section 4.10 FACILITIES AND EQUIPMENT. MAS does not own any personal property owned or leased any facility for its operation.

         Section 4.11 TITLE TO ASSETS. MAS does not own any tangible property.

         Section 4.12 ABSENCE OF UNDISCLOSED LIABILITIES. MAS does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 4.12 hereof, or which exceed in the aggregate $1,000.

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         Section 4.13 LITIGATION. Schedule 4.13 hereof sets forth a list of all administrative or judicial proceedings to which MAS is a party. Except as set forth on Schedule 4.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of MAS, threatened against or relating to MAS which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of MAS.

      Section 4.14 PATENTS AND TRADEMARKS.

         (a) Except as set forth on Schedule 4.14(a), MAS does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by MAS are listed on Schedule
4.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries. Except as set forth on Schedule 4.14, MAS is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 4.14.

         (b) Except as set forth on Schedule 4.14(b) hereof, MAS has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.

         (c) Except as set forth on Schedules 4.14(a) and 4.14(b), there are no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of MAS in respect thereof.

      Section 4.15 EMPLOYEE BENEFITS.

         (a) All of the employee benefit plans maintained by MAS (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

      Section 4.16 TAXES AND TAX RETURNS. MAS has duly filed all income, franchise and other tax returns and reports required to be filed by it and has duly paid or made provision for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns. MAS has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against MAS with respect to any period ending on or before the Closing Date.

      Section 4.17 CONTRACTS. MAS has heretofore furnished to NETS or its counsel true and complete copies of all contracts and agreements and MAS has complied with the obligations pertaining to it contained in such Contracts, is not in default thereunder and nor will the consummation of the transactions contemplated by this Agreement result in such a default. All such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

      Section 4.18 COLLECTIVE BARGAINING AGREEMENTS There are no collective bargaining agreements with any labor organization to which MAS is a party. The relations of MAS with its employees are good and there are no impending labor difficulties.

      Section 4.19 INSURANCE. MAS has no insurance policy.

      Section 4.20 REAL PROPERTY.

         (a) MAS does not own nor lease any real property.

               Section 4.20 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by MAS under this Agreement or in any certificate, schedule or other document furnished or to be furnished to NETS or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

5.    COVENANTS AND TRANSACTIONS PRIOR TO CLOSING

 Section 5.1 CONDUCT AND TRANSACTIONS OF NETS PRIOR TO THE CLOSING. Between the date of this Agreement and the Closing, the executive officers and board of directors of NETS shall retain full control of the management and business thereof. In order to assure protection and preservation of NETS' business as well as NETS' performance of its obligations under and related to this Agreement, NETS agrees that from the date of this Agreement up to and including the Closing;

               (a) NETS shall give MAS, its counsel, accountants, appraisers and other representatives or experts retained by MAS full access on reasonable prior notice to all the premises and books, records and personnel of NETS during NETS'normal business hours and cause NETS to furnish to MAS such financial and operating data and other information with respect to the business and properties of NETS as MAS may from time to time reasonably request. In the event of termination of this Agreement for any reason, MAS will return all documents, work papers and other materials obtained from NETS or NETS and will not further disclose to third parties any confidential information obtained by it pursuant hereto.

               (b) NETS shall use all reasonable efforts to (i) preserve intact the present business organization and personnel of NETS, (ii) preserve the present goodwill and advantageous relationships of NETS with all persons having business dealings with NETS, and (iii) preserve and maintain in force all licenses, certificates, leases, contracts, permits, registrations, franchises, confidential trade names and copyrights, and applications for any of same, bonds and other similar rights of NETS.

               (c) NETS shall operate its business in the usual, regular and ordinary course and manner, and refrain from encumbering or mortgaging any property or assets or terminating or modifying any lease or incurring any obligation (contingent or otherwise), except in the ordinary course of business.

               (d) NETS will exert its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to MAS any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

               Section 5.2 CONDUCT BY MAS PRIOR TO CLOSING. Between the date of this Agreement and the Closing Date, MAS shall use its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to NETS any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF MAS

      The obligations of MAS under this Agreement are, at its option, subject to satisfaction of the following conditions at the Closing:

               Section 6.1 REPRESENTATIONS OF NETS. The representations and warranties of NETS set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement or as affected by the transactions contemplated by this Agreement.

      Section 6.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 6.3 PERFORMANCE BY NETS. NETS shall have duly performed all obligations, covenants and agreements undertaken by them herein and complied with all terms and conditions applicable to them hereunder to be performed and complied with prior to the Closing.

      Section 6.4 DOCUMENTS TO BE DELIVERED TO MAS. MAS shall have received:

               (a) A certificate, dated as of the Closing and executed by an officer of NETS certifying as to the fulfillment of the matters contained in Sections 6.1, 6.2 and 6.3;

               (b) True and complete copy of the certificates of incorporation of NETS, certified by the Secretary of State of Delaware or similar office of competent jurisdiction, and of the by-laws of NETS, together with all amendments thereto, certified by the Secretary of NETS;

	(c) A certificate of good standing of NETS in the State of California;

           (d) Certificates representing 1,669,505 of the NETS Shares, duly endorsed for transfer as provided for hereinabove.


      Section 6.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or which is likely to materially and adversely affect the financial condition, results of operations, business or prospects of NETS.

	Section 6.6 ABSENCE OF DEFAULT. No condition or event which constitutes an event of default hereunder by NETS or which, after notice and lapse of time, or both, would constitute an event of default hereunder by NETS shall have occurred and be continuing.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF NETS

      The obligations of NETS under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the Closing:

      Section 7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of MAS set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement or as affected by the transactions contemplated by this Agreement.

      Section 7.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 7.3 PERFORMANCE BY MAS. MAS shall have duly performed all obligations, covenants and agreements undertaken by it herein and complied with all the terms and conditions applicable to them hereunder to be performed or complied with prior to the Closing.

      Section 7.4 DOCUMENTS TO BE DELIVERED TO NETS. NETS shall have received:

               (a) certificate dated as of the Closing, and executed by an officer of MAS, certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2 and 7.3;

               (b) Original certificate of incorporation of MAS, together with all amendments thereto, and of the by-laws of MAS, together with all amendments thereto, certified by the Secretary of MAS;

               (c) True and correct copies of Minutes of the Board of Directors, certified by the Secretary of MAS, authorizing the officers and the Company to consummate the transaction;

               (d) Certificates representing 8,505,000 MAS Shares as provided for hereinabove with appropriate restrictive legends in accordance with Rule 144 to be received from the transfer agent delivering such on behalf of MAS.

      Section 7.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

	Section 7.6 ABSENCE OF DEFAULT. No condition or event which constitutes an event of default hereunder by NETS or which, after notice and lapse of time, or both, would constitute an event of default hereunder by NETS shall have occurred and be continuing.

        8.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

      Section 8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding the closing of the transactions contemplated by this Agreement, or any investigation made by or on behalf of NETS or MAS, unless otherwise specifically noted herein, the representations and warranties of NETS or MAS contained in this Agreement or in any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto, shall survive the Closing for a period of one (1) year. Thereafter, neither party shall have any liability to the other based upon any of the representations or warranties or any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto.

      Section 8.2 NETS' INDEMNIFICATION. NETS covenants and agrees to indemnify and save harmless MAS and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or indirectly by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of NETS made in or pursuant to this Agreement.

      Section 8.3 MAS' INDEMNIFICATION. MAS covenants and agrees to indemnify and save harmless NETS and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or indirectly by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of MAS made in or pursuant to this Agreement.

      Section 8.4 DEFENSE AGAINST ASSERTED CLAIMS. If any claim or assertion of liability is made or asserted by a third party against a party indemnified pursuant to this Article 8 ("Indemnified Party") based on any liability or absence of right which, if established, would constitute a matter for which the Indemnified Party would be entitled to indemnification by another party hereto ("the Indemnifying Party") the Indemnified Party shall with reasonable promptness give to the Indemnifying Party written notice of the claim or asserting of liability and request the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability which the Indemnifying Party might have to the Indemnified Party unless such failure materially prejudices the Indemnifying Party's position. The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of the acceptance of defense of such claim and the identity of counsel selected by the Indemnifying Party with respect to such matters. The Indemnified Party shall be entitled to participate with the Indemnifying Party in such defense and also shall be entitled at its option to employ separate counsel for such defense at the expense of the Indemnified Party. In the event the Indemnifying Party does not accept the defense of the matter as provided above or in the event that the Indemnifying Party or its counsel fails to use reasonable care in maintaining such defense, the Indemnified Party shall have the full right at its option to defend against the liability or assertion and to employ counsel for such defense at the expense of the Indemnifying Party. All parties hereto will cooperate with each other in the defense of any such action and the relevant records of each shall be available to the others with respect to such defense.

SECTION 8.5 LIMITATIONS ON INDEMNIFICATION. Indemnification shall only be due to the extent of the loss or damage actually suffered (i.e., reduced by any offsetting or related asset or service received and by any recovery from any third party, such as an insurer), net after the amount equal to any reduction in federal, state or local income, franchise or other taxes occasioned by such loss or damage (even though the tax return by which such reduction would have been realized is not yet due), but including an amount equal to any increase in federal, state and local income, franchise or other taxes occasioned in the indemnification payment and then only to the extent of the excess over the Agreed De Minimis Amount (hereinafter defined). The Indemnitor shall be subrogated to all rights of the Indemnified Party for any individual misrepresentation, breach of warranty or violation of covenant where the otherwise indemnifiable amount does not exceed $10,000 and, as regards all such indemnifiable misrepresentations or breaches of warranty that do not exceed $10,000, the Indemnitor shall not be liable except to the extent that the aggregate amount thereof exceeds $10,000 (such sum being referred to as the "Agreed De Minimis Amount").

9.   ASSIGNMENT, THIRD PARTIES, BINDING EFFECT

      The rights under this Agreement shall not be assignable nor the duties delegable by any party without the written consent of all parties hereto having been obtained thereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto, and their successors in interest, any rights or remedies under or by reason of this Agreement unless so stated expressly to the contrary. All covenants, agreements, representations and warranties of the parties contained herein shall be binding upon and inure to the benefit of MAS and NETS and their respective successors and permitted assigns.

10.   ABANDONMENT

      In the event the transactions contemplated hereby are terminated or abandoned by mutual agreement of the parties hereto, there shall be no liability on the part of any of the parties by reason of such mutual termination or abandonment.

11.   NOTICES

      All notices, requests, demands and other communications hereunder shall be in writing and shall, be deemed to have been duly given when personally delivered, transmitted by facsimile machine, or sent by overnight courier service, addressed to the parties at the following addresses (or at such other address as shall be given in writing by any party to the other) as follows:

                 To MAS:  Mr. Aaron Tsai
                    MAS Acquisition VIII Corp.
                    1710 East Division Street
                    Evansville, Indiana 47711

                 To NETS:  Mr. Patrick Rylee
                    NetStaff, Inc.
                    168 South Park Street
                    San Francisco, California 94107

Notice shall be deemed to be given as of the date of actual receipt of the communication by the recipient.

12.	CERTAIN BREACHES.  Neither party shall have any liability to the other party with respect to a breach by a party of which the other party has received written notice at or prior to the Closing.

13.   REMEDIES NOT EXCLUSIVE

      No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every remedy given hereunder or now or hereafter existing, at law or in equity by statute or otherwise. The election of any one or more remedies by MAS or NETS shall not constitute a waiver of the right to pursue other available remedies.

14.   COUNTERPARTS

      This Agreement may be executed in one or more counterparts and by facscimile, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

15.   CAPTIONS AND SECTION HEADINGS

      Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. Whenever the context so requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be construed to mean or include any other gender or genders.

16.   WAIVERS

      Any failure by any of the parties hereto to comply with all of the obligations, agreements or conditions set forth herein may be waived by the other party or parties, provided, however that any such waiver shall not be deemed a waiver of any other obligation, agreement or condition contained herein.

17.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties, and this Agreement may not be amended or modified in any respect except by a written instrument signed by the parties hereto.

18. THIRD PARTIES

Nothing in this Agreement, whether expressed or implied, is intended to (I) confer any rights or remedies on any person other than the parties and their respective successors and assigns, (II) relieve or discharge the obligation or liability of any third party, or (iii) give any third party any right of subrogation or action against any party hereto.

19.   APPLICABLE LAW

      This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                   MAS Acquisition VIII Corp.


                                   By /s/ Aaron Tsai
                                      -----------------------------------------
                                      Aaron Tsai, President


                                   NetStaff, Inc.


                                   By /s/ Patrick Rylee
                                      -----------------------------------------
                                      Patrick Rylee, President

 SCHEDULE   3.4

	None.

 SCHEDULE   3.5



NETS is incorporated in the State of Delaware.

NETS is qualified to do business in the State of California.

NETS is licensed by the City and County of San Francisco.

 SCHEDULE 3.6



Section 252 of the Delaware General Corporate Law, as amended, governs the procedure for consents and notifications regarding mergers for Delaware corporations such as NETS.

The Board of Directors has approved the agreement.

The NETS offices lease states that the landlord has the right to approve any assumption or assignment of the lease, which shall not be unreasonably withheld.

 SCHEDULE 3.9



NETS requires financing to continue its business operations and to expand its business model.

 SCHEDULE   3.11



NETS has no liens against it or against any of its property.

NETS has no UCC filings on it.

 SCHEDULE   3.13

1. NETS has recently settled two related matters arising from its federal registration of the service mark "NETSTAFF": a Massachusetts federal district court action entitled Network Support Technologies, Inc. v. NetStaff, Inc., Case Number 98-11209 (NG); and a proceeding in the United States Patent and Trademark Office. Counsel are preparing a formal written settlement agreement. Pursuant to the settlement, among other things, the matters will be dismissed with prejudice and NETS retains all right, title and interest in the mark.

2. NETS is a defendant in a breach of contract action seeking $21,000 in damages entitled J. Boragine & Associates v. NetStaff, Inc., et al., Civil Case Number No. 992516, filed in the Superior Court of the State of California, City and County of San Francisco. After NETS served an answer and cross claims against plaintiff, plaintiff has not proceeded against NETS.

 SCHEDULE   3.14(a)



NETS has registered the service mark "NETSTAFF" with the United States Patent and Trademark Office.

NETS uses the trade name NetStaff.

NETS owns the following domain names:

	netstaff.com
	netstaff.org
	staffworld.com
	millenniumstaffing.com


See Schedules 3.13 and 3.14(b) regarding litigation concerning the service mark "NETSTAFF," which litigation has been settled and a dormant claim regarding a domain name.

 SCHEDULE   3.14(b)


Trademark litigation. On June 19, 1998, Network Support Technologies, Inc. ("NST") brought an action in the federal district court in Boston, Massachusetts, entitled Network Support Technologies, Inc. v. NetStaff, Inc., Case Number 98-11209 (NG), alleging unfair and deceptive trade practices, trademark infringement, and false designation of origin. In the action, NST sought a permanent injunction enjoining NETS's use of the mark "NETSTAFF," cancellation of its United States registration of the mark, and attorneys' fees and damages pursuant to Massachusetts state law.

On January 25, 1999, NST instituted a proceeding before the Trademark Trial and Appeal Board ("T.T.A.B.") in the United States Patent and Trademark Office seeking to cancel NETS's registration of the mark.

On or about August 3, 1999, the parties reached an agreement to settle the above matters. Counsel for the Company is currently preparing a formal settlement agreement. Under the terms of the settlement, among other things, the Company will retain all right title and interest in its registered service mark.

Claim re Millennium Staffing. NETS has registered the domain name millenniumstaffing.com. NETS has received a demand by an entity claiming it has registered the trade mark "Millennium Staffing," and requesting that NETS not use such as a trade name (a request to which NETS has agreed) and that NETS relinquish the domain name registration (a request to which NETS has not agreed). NETS has not heard further from the alleged holder of the trade mark.

 SCHEDULE   3.20



NETS has a 5 year lease for 168 South Park, San Francisco 94107.   The lease
is made and executed on May 16, 1997 for a term of 5 years commencing June 1, 1997. The total rent is:

$4,000 per month for the period 11/1/98 - 5/31/99
$4,200 per month for the period 6/1/99 - 5/31/2000
$4,400 per month for the period 6/1/2000 - 5/31/2001
$4,600 per month for the period 6/1/2001 - 5/31/2002

NETS has a right of first refusal to purchase the leased premises within 7 days of notice from the landlord of any intent to sell the leased premises.

NETS is subletting 168 South Park to LookSmart which expires on October 31,
1999.

NETS is leasing 3 offices in 166 South Park, San Francisco 94107. This lease is for a term of 11 months commencing February 1, 1999 with an option to extend the lease for up to one year beginning January 1, 2000.

Rent is $600 per month for the first 11 month period and $630 per month for the second year of the term.

 SCHEDULE   4.5



None.

  SCHEDULE 4.7



None.

  SCHEDULE 4.8



None.

  SCHEDULE 4.9



None.

  SCHEDULE 4.12



None.

  SCHEDULE 4.13



None.

  SCHEDULE 4.14(a)



None.

  SCHEDULE 4.14(b)



None.

EXHIBIT 3.0

                            STATE OF INDIANA
                    OFFICE OF THE SECRETARY OF STATE

                          ARTICLE OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                         MAS ACQUISITION VIII CORP.

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.


NOW, THEREFORE, I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.


The effective date of these Articles of Amendment is September 01, 1999.


[ LOGO ]                In Witness Whereof, I have hereunto set my
                        hand and affixed the seal of the State of
[Seal of the     ]      Indiana, at the City of Indianapolis, this
[State of Indiana]      First day of September, 1999,
[1816            ]
                        /s/ Sue Anne Gilroy
                        SUE ANNE GILROY, Secretary of State

                                                             /s/ TC
                                                             ------
                                                             Deputy

[   LOGO   ] ARTICLES OF AMENDMENT OF THE   SUE ANNE GILROY
[ State of ] ARTICLES OF INCORPORATION      SECRETARY OF STATE
[ Indiana  ] State Form 38333 (R8 / 12-96)  CORPORATIONS DIVISION
Approved by State Board of Accounts 1995    302 W. Washington St. Rm. E018
                                            Indianapolis, IN 46204
                                            Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2"  x 11' white   Indiana Code 23-1-38-1 et seq.
                paper for inserts.
                Present original and two copies to address in upper right
                hand corner of this
                Please TYPE or PRINT	           Filing Fee: $30.00
--------------------------------------------------------------------------
                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:
--------------------------------------------------------------------------
Name of Corporation                             Date of incorporation
 MAS Acquisition VIII Corp.                        October 7, 1996
--------------------------------------------------------------------------
The undersigned officers of the above referenced Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of:
(indicate appropriate act)

[ x ] Indiana Business Corporation Law   [   ] Indiana Professional
                                               Corporation Act of 1983

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:
--------------------------------------------------------------------------
                        ARTICLE I Amendment(s)
--------------------------------------------------------------------------
The exact text of Article(s) ______________III__________________ of the
Articles

        (NOTE. If amending the name of corporation, write Article "I" in space above and write "The name of the Corporation is ________________________," below)


   Number of shares the Corporation is authorized to issue:

     20 million Preferred shares, par value $0.001
     100 million Common shares, par value $0.001

--------------------------------------------------------------------------
                           ARTICLE II
--------------------------------------------------------------------------
Date of each amendments adoption:

September 1, 1999
--------------------------------------------------------------------------
                 (Continued on the reverse side)

--------------------------------------------------------------------------
             ARTICLE III Manner of Adoption and Vote
--------------------------------------------------------------------------

Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.
--------------------------------------------------------------------------
[   ] SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.
--------------------------------------------------------------------------
[ x ] SECTION 2 The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either
      A or B.)

      A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

     ---------------------------------------------------------
     8,519,800    Shares entitled to vote.
     ---------------------------------------------------------
     8,250,000    Number of shares represented at the meeting.
     ---------------------------------------------------------
     8,250,000    Shares voted in favor.
     ---------------------------------------------------------
             0    Shares voted against.
     ---------------------------------------------------------

             B. Unanimous written consent executed on _________, 19___
                and signed by all shareholders entitled to vote
--------------------------------------------------------------------------
                ARTICLE IV Compliance with Legal Requirements
--------------------------------------------------------------------------
The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.
--------------------------------------------------------------------------
I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 31th day of August, 1999.
--------------------------------------------------------------------------
Signature of current officer                 Printed name of officer
or chairman of the board                     or chairman of th board

/s/ Aaron Tsai                                         Aaron Tsai
--------------------------------------------------------------------------
Signature's title
	President
--------------------------------------------------------------------------

EXHIBIT 3.1

[   LOGO   ] ARTICLES OF MERGER            SUE ANNE GILROY
[ State of ] State Form 39036 (R5 / 2-97)  SECRETARY OF STATE
[ Indiana  ] Approved by State Board       CORPORATIONS DIVISION
             of Accountants, 1995          302 W. Washington St. Rm. E018
                                           Indianapolis, IN 46204
                                           Telephone: (317) 232-6576

                                           Indiana Code 23-1-40-1 et seq.


INSTRUCTIONS:	Use 8 1/2"  x 11' white    FILING FEE:$90.00
                paper for inserts.
                Present original and two (2) copies to address in upper right corner of this form.
                Please TYPE or PRINT

--------------------------------------------------------------------------
                    ARTICLES OF MERGER / SHARE EXCHANGE
                                     OF
                     NetStaff, Inc., a Delaware corporation
  ----------------------------------------------------------------------
              (Hereinafter "the nonsurviving corporation(s)")

--------------------------------------------------------------------------
                                   INTO
                     MAS Acquisition VIII Corp., an Indiana corporation
  ----------------------------------------------------------------------
                (Hereinafter "the surviving corporation")

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                     ARTICLE I - SURVIVING CORPORATION
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SECTION 1:

  The name of the Corporation surviving the merger is: NetStaff, Inc. and such name X has _ has not (designate which) been changed as a result of the merger.

SECTION 2:

 a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law incorporated on October 7, 1996.
 ----------------

 b. The surviving corporation is a foreign corporation incorporated under the laws of the State of ______________________ and _ qualified _ not qualified (designate which) to do business in Indiana.
 If the surviving corporation is qualified to do business in Indiana, state the date of qualification:________________________.
 (If Application for Certificate of Authority is filed concurrently herewith state "Upon approval of Application for Certificate of Authority".)
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                 ARTICLE II - NONSURVIVING CORPORATION (S)
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The name, state of incorporation, and date of incorporation or qualification
(if applicable) respectively, of each Indiana domestic corporation and Indiana qualified foreign corporation, other than the survivor, which is party to the merger are as follows:
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Name of Corporation   NetStaff, Inc.
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State of Domicile     Delaware        Date of Incorporation or qualification
                                      in Indiana (if applicable)
                                         June 21, 1996 (Delaware)
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Name of Corporation
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State of Domicile                     Date of Incorporation or qualification
                                      in Indiana (if applicable)
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Name of Corporation
--------------------------------------------------------------------------
State of Domicile                     Date of Incorporation or qualification
                                      in Indiana (if applicable)
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             ARTICLE III - PLAN OF MERGER OR SHARE EXCHANGE
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     The Plan of Merger or Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.
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

--------------------------------------------------------------------------
 ARTICLE IV - MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION
 (Must complete Section 1 or 2)
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SECTION 1: _ Shareholder vote not required

  The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

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SECTION 2: X Vote of shareholders (Select either A or B)

The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

  A. Unanimous written consent executed on _________ 19 __ and signed by all shareholders entitled to vote.
  B. Vote of shareholders during a meeting called by the Board of Directors.
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                                                            TOTAL  A  B  C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)   Common
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NUMBER OF OUTSTANDING SHARES                     13,500,000
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NUMBER OF VOTES ENTITLED TO BE CAST              13,500,000
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NUMBER OF VOTES REPRESENTED AT MEETING           10,532,200
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SHARES VOTED IN FAVOR                            10,532,200
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SHARES VOTED AGAINST                                      0
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--------------------------------------------------------------------------
 ARTICLE V - MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION
 (Must complete Section 1 or 2)
--------------------------------------------------------------------------
SECTION 1: _ Shareholder vote not required

  The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

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SECTION 2: X Vote of shareholders (Select either A or B)

The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

  A. Unanimous written consent executed on _________ 19 __ and signed by all shareholders entitled to vote.
  B. Vote of shareholders during a meeting called by the Board of Directors.
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                                                            TOTAL  A  B  C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)   Common
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NUMBER OF OUTSTANDING SHARES                      1,669,505
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NUMBER OF VOTES ENTITLED TO BE CAST               1,669,505
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NUMBER OF VOTES REPRESENTED AT MEETING            1,632,268
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SHARES VOTED IN FAVOR                             1,632,268
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SHARES VOTED AGAINST                                      0
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     In Witness Whereof, the undersigned being the President of the surviving corporation executes these Articles of Merger / Share Exchange and verifies, subject to penalties of perjury that the statements contained herein are true, this 16th day of September, 1999.
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Signature                              Printed name
     /s/ Patrick Rylee                      Patrick Rylee
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

EXHIBIT 99.0

                       CONSENT OF INDEPENDENT AUDITORS

We hereby consent to use in the Form 8K of our report dated May 27, 1999 relating to the statements of Netstaff, Inc. and to the reference to our Firm under the caption "Experts" in the Form 8K.


/s/ Arthur Yorkes & Company
New York, New York
September 17, 1999


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